CONVERTIBLE NOTES	12 Months Ended
Dec. 31, 2021
CONVERTIBLE NOTES
CONVERTIBLE NOTES

17. CONVERTIBLE NOTES

On September 16, 2020, the Company issued $200,000 of convertible notes (the “2020 Notes”). The Company granted the initial purchasers a 30-day option to purchase up to an additional $30,000 aggregate principal amount of the 2020 Notes. The option was fully exercised by initial purchasers on the same day. The key terms of the 2020 Notes are described as follows:

Maturity date. The 2020 Notes mature on October 1, 2025.

Interest. The 2020 Notes holders are entitled to receive interest at 2.50% per annum on the principal outstanding, in semi-annually installments, payable in arrears on April 1 and October 1 of each year, beginning April 1, 2021.

Conversion. The initial conversion rate is 27.2707 shares per $1,000 initial principal amount, which represents an initial conversion price of approximately $36.67 per share. The 2020 Notes are convertible at any time prior to maturity. The conversion rate is subject to change for certain anti-dilution events and upon a change in control. If the holders elect to convert the 2020 Notes upon a change of control, the conversion rate will increase by a number of additional shares as determined by reference to an adjustment schedule based on the date on which the change in control becomes effective and the price paid per common share in the transaction (referred to as the “Fundamental Change Make-Whole Premium”). The Fundamental Make-Whole Premium is intended to compensate holders for the loss of time value upon early exercise.

Redemption. The Company may redeem for cash all or any portion of the notes (i) at the Company’s option, on or after October 6, 2023, if the last reported sale price of the Company’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption, or (ii) following the occurrence of certain tax related events, in each case, at a redemption price equals to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

As of December 31, 2020 and 2021, the carrying value of the convertible notes was $223,214 and $224,675, net of unamortized issuance costs of $6,786 and $5,325, respectively. The debt issuance costs are being amortized through interest expense over the period from September 16, 2020, the date of issuance, to October 1, 2025, the date of expiration, using the effective interest rate method at the rate of 3.18%. The amortization expense was $388 and $1,461 for the years ended December 31, 2020 and 2021, respectively. Coupon interest of $1,677 and $5,750 was recorded for the years ended December 31, 2020 and 2021, respectively, of which $1,677 and $1,438 was not paid and was recorded in other payables on the consolidated balance sheets as of December 31, 2020 and 2021, respectively.